Principal Funds, Inc.
Supplement dated May 1, 2023
to the Statement of Additional Information dated December 31, 2022
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
In the Other Investment Strategies and Risks section, after Derivatives, add the following:
Environmental, Social, and Governance Factors in the Selection of Portfolio Securities
(Applicable to all Funds or portions of the Funds, other than Bond Market Index Fund, Global Multi-Strategy Fund, International Equity Index Fund, and Opportunistic Municipal Fund.)
The portfolio managers of the Funds consider one or more environmental, social, and/or governance (“ESG”) factors along with other, non-ESG factors in making investment decisions. The consideration of ESG factors is intended to further the stated objective of the particular Funds. These ESG factors are generally no more significant than other factors in the investment selection process, such that ESG factors may not be determinative in deciding to include or exclude any particular investment in the portfolio. By way of example, environmental factors can include one or more of the following: climate change, natural resources, pollution and waste, and environmental opportunities. Social factors can include one or more of the following: human capital, product liability, stakeholder opposition, and social opportunities. Governance factors can include corporate governance and/or corporate behavior. Integration of ESG factors is qualitative and subjective by nature. There is no guarantee that the criteria used, or judgment exercised, will reflect the beliefs or values of any particular investor. Further, there is no assurance that any strategy or integration of ESG factors will be successful or profitable.
Environmental, Social, and Governance Factors in the Selection of Investment Advisors and Asset Classes
The Diversified Real Asset Fund is structured as an asset allocation fund, in which PGI is responsible for selecting sub-advisors and investment teams within PGI that, in turn, are responsible for selecting underlying investments. In selecting sub-advisors, investment teams, and asset classes, the PGI asset allocation team considers ESG factors. ESG factors are generally no more significant than other factors in the selection process, such that ESG factors may not be determinative in deciding to include or exclude any particular sub-advisor, investment team, or asset class in the portfolio. Integration of ESG factors is qualitative and subjective by nature. There is no guarantee that the criteria used, or judgment exercised, will reflect the beliefs or values of any particular investor. Further, there is no assurance that any strategy or integration of ESG factors will be successful or profitable.

LEADERSHIP STRUCTURE AND BOARD
Under Interested Board Members, remove Timothy M. Dunbar and add the following in alphabetical order:
Kamal Bhatia. Mr. Bhatia has served as Chair of the Fund Complex since April 2023. He has also served as President and Chief Executive Officer of the Fund Complex since 2019. Mr. Bhatia serves as the Chief Operating Officer for Principal® Asset Management. Mr. Bhatia joined Principal® in 2019 and serves as a director of numerous Principal® affiliates. From 2011 to 2019 he was a Senior Vice President for Oppenheimer Funds. Mr. Bhatia is a CFA® charter holder. Through his education and experience, Mr. Bhatia is experienced with financial, marketing, regulatory, and investment matters.
Kenneth A. McCullum. Mr. McCullum has served as a Board Member of the Fund Complex since April 2023. Mr. McCullum has served as Executive Vice President and Chief Risk Officer for Principal® since 2023. Prior to that he served as Senior Vice President and Chief Risk Officer for Principal® from 2020 to 2023 and Vice President and Chief Actuary for Principal® from 2015 to 2020. From 2013 to 2015 Mr. McCullum was an Executive Vice President responsible for business development at Delaware Life Insurance Company. He served as a Senior Vice President for the life annuity business at Sun Life from 2010 to 2013. Mr. McCullum is a Fellow of the Society of Actuaries and is a Member of the American Academy of Actuaries. Through his education and experience, Mr. McCullum is experienced with financial, accounting, regulatory, and investment matters.

Under Additional Information Regarding Board Members and Officers, in the INTERESTED BOARD MEMBERS table, remove the row for Timothy M. Dunbar and add the following in alphabetical order:

INTERESTED BOARD MEMBERS
Name, Address, and Year of Birth	Positions Held with Fund Complex	Positions with PGI and its affiliates; Principal Occupation(s) During Past 5 Years** (unless otherwise noted)	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	Director and Chair, PFI and PVC (since 2023) Trustee and Chair, PDSRA and PETF (since 2023) Chief Executive Officer and President (since 2019)
PGI
Director (since 2019)
President-Principal Funds (since 2019)
PFD
Director (since 2019)
PFGI, PFSI, and PLIC
Senior Executive Managing Director – Global Head of Investments - PAM (since 2023)
Senior Executive Director and Chief Operating Officer - PAM (since 2023)
Senior Executive Director and Chief Operating Officer - PGI (2020-2022)
President-Principal Funds (2019-2020)
Post
Director (since 2020)
Principal-REI
Senior Executive Director and Chief Operating Officer - PGI (since 2022)
Director (since 2020)
PSS
Executive Vice President (since 2019)
Director and Chair (2019-2022)
Spectrum
Director (since 2021)
Origin
Additional Director (since 2022)
Oppenheimer Funds
Senior Vice President (2011-2019)

			131	None
Kenneth A. McCullum 711 High Street Des Moines, IA 50392 1964	Director, PFI and PVC (since 2023) Trustee, PDSRA and PETF (since 2023)	PGI Director (since 2020) PFGI, PFSI, and PLIC Executive Vice President and Chief Risk Officer (since 2023) Senior Vice President and Chief Risk Officer (2020-2023) Vice President and Chief Actuary (2015-2020) PSI Director (since 2020) PSS Director (since 2020)	131	None

In the Fund Complex Officers table, remove the row for Kamal Bhatia.

In the Board Member Ownership of Securities section, delete the table for Interested Board Members and replace with the following:

Interested Board Members
Fund	Bhatia(1)(2)	Halter(2)	McCullum(1)(2)
Ownership through participation in an Employee Benefit Plan
Diversified Real Asset	E	A	A
Origin Emerging Markets	D	A	A
Total Fund Complex	E	E	E
(1) Appointment Effective April 26, 2023
(2) As of December 31, 2022

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